Exhibit 10.29

AMENDMENT No. 3 TO THE COMMERCIAL LEASE SIGNED ON 10 MARCH 2008

BETWEEN THE UNDERSIGNED:

The company IVZ Immobilien Verwaltungs Gmbh & Co. Paris 4 KG., a limited partnership company of which the registered office is in MUNICH (D-80333) (Germany), Maffeistrasse 3, registered at the Trade Registry of MUNICH under the number HRA 76519, owner of the building,

Referred to as the ‘LESSOR’ in the present deed,

Having as its agent ‘CONSTRUCTA ASSET MANAGEMENT’, a limited liability company with share capital of €2,592,816, of which the registered office is located at 134, boulevard Haussmann PARIS 8th district, registered under the Paris RCS number B 424387223, chaired by CONSTRUCTA and represented by Mr Olivier RAYMOND in his capacity as Portfolio Director.

PARTY OF THE FIRST PART,

AND:

HOMELIDAYS, a Simplified Joint Stock Company with share capital of €91,110, registered at the Registry of Trade and Companies of Paris under the number 432 287 209, having its registered office located at 47 bis rue des Vinaigriers in Paris in the 10th district, represented by its Chairman, Mr Cyrielle COIFFET, duly authorised for the purposes of the present.

Referred to as the ‘LESSEE’ in the present deed,

PARTY OF THE SECOND PART,

PREAMBLE

1 - On 5 March 2009, the company IVZ Immobilien Verwaltungs Gmbh & Co. Paris 4 KG., a limited partnership company of which the registered office is located at MUNICH (D-80333) (Germany), Maffeistrasse 3, registered at the Trade Registry of MUNICH under the number HRA 76519 having taken over the rights of the company HVB Immobilien Verwaltungs, Gmbh & Co, Paris 4 KG, owner of the building, granted by private deed on 10 March 2008 a commercial lease subject to the decree of 30 September 1953, taking effect on 1 April 2008 and terminating on 31 March 2017 relating to ‘leased premises’ (described in Article 1: Designation) with a surface area of approximately 219 m2 in building A on the second floor and 615 m2 in building B on the ground floor, 1st, 2nd and 3rd floors of the property complex located at 47 bis rue des Vinaigriers in Paris 10th district to the Company HOMELIDAYS, a Joint Stock Company with share capital of €91,110, registered at the Registry of Trade and Companies of Paris under the number 432 287 209.

2 - The Lessee having approached the Lessor in order to lease an archive storage area of approximately 25 m2 environ, an amendment no. 1 was signed on 18 November 2008 with the rent of €297,475 excluding taxes being broken down as follows:

• Offices	€291,900 excluding taxes

• Parking space	€1200 excluding taxes

• Archives	€4375 excluding taxes

3 - The Lessee approached the Lessor in order to lease an additional office area of 256 m2 on the second floor of the building A for an additional rent of €89,600 excluding taxes and to terminate the lease on the archive storage area of 25m2 on the first underground level for a rent of €4,375 excluding taxes.

4 - The Lessee approached the Lessor in order to once again lease the archive storage area of 25 m2 on the first underground level.

THIS HAVING BEEN SET OUT, IT HAS NOW BEEN AGREED AS FOLLOWS

ARTICLE 1: DESIGNATION OF THE LEASED PREMISES ACCORDING TO AMENDMENT N’3

The premises leased by the Lessee henceforth comprise the following:

An office area of approximately 1,090 m2

Building A
2nd floor	475 m	[2]
Building B
Ground floor	60 m	[2]
1st floor	185 m	[2]
2nd floor	185 m	[2]
3rd floor	185 m	[2]

And of one parking space on the first underground level, no. 72, and an archive storage area on the first underground level of 25 m2.

ARTICLE 2: EFFECTIVE DATE OF AMENDMENT No. 3

The present Amendment no. 3 will take effect on 8 March 2010.

It is expressly agreed between the parties that the signature of the present Amendment no. 3 and will have no consequence on the initial term of the lease.

ARTICLE 3: RENT

For the additional leased premises, the present agreement is granted and accepted in consideration of an additional rent excluding taxes and charges of €4,832.75 (four thousand eight hundred thirty two euros 75 centimes), the reference index being that of the third quarter of 2008 with a value of 1594.

ARTICLE 4: INDEXATION ET REVISION DE L’AVENANT N’3

The reference index for the present Amendment is that of the third quarter of 2008: 1594.

The first annual indexation of the present Amendment will therefore occur on 1 April 2010.

ARTICLE 5: GUARANTEE DEPOSIT

The Lessee undertakes to pay to the Lessor on the signature of the present deed the sum of €1,208.18 (one thousand two hundred eighteen euros 18 centimes) corresponding to three months of rent excluding taxes and charges.

The Lessee declares that it is well acquainted with the premises since it has occupied and visited them and by virtue of the agreements referred to in the above preamble.

The other clauses of the Lease remained unchanged.

Executed in three original counterparts, in Paris on March 8, 2010

/s/ Homelidays The	/s/ Constructa Asset Management The
Lessee	Lessor